Exhibit 23

                               CONSENTS OF EXPERTS

                             tds (TELEMEDICINE) INC.

                   CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      [To be filed by Amendment]

April  __, 2003


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